EXHIBIT 10.13
UMB
B A N K

June 26,1997

Mr. Gary Abernathy, President
Saztec International, Inc.
43 Manning Road
Billerica, Massachusetts 01821

Dear Mr. Abernathy:

As you know, the Authority to Loan previously extended to Saztec International, Inc. and all of its subsidiaries ("Saztec") by this bank expires on July 1, 1997. In that connection, you had requested that this bank's Discount Committee consider continuing to extend a revolving credit facility to Saztec.

The Discount Committee of UMB Bank, n.a. has favorably considered your request and approved an Authority to Loan (the "Authority to Loan") on the terms and conditions set forth in this letter.

1. UMB Bank, n.a. hereby extends to Saztec an Authority to Loan in the amount of $270,000 beginning July 1, 1997.

Any remaining outstanding balance is payable in full on October 1, 1997. The above listed amount will be available provided that the outstanding principal amount of all advances under such Authority to Loan at no time exceeds an amount equal to 80% of Saztec's qualified accounts receivable. Qualified accounts receivable shall have the meaning as set forth in a Security Agreement previously executed by Saztec.

2. All advances under the Authority to Loan will be evidenced by a Master Revolving Note on this bank's standard form. Such Note shall be payable not later than October 1, 1997. Accrued interest will be due and payable monthly.

3. All advances under the Authority to Loan are subject to Saztec being in full and complete compliance with all terms and conditions stated in this letter at the time of each such advance and the continuation of extensions of credit are subject to Saztec being in full compliance with all terms hereof at all times.


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UMB

4. All advances under the Authority to Loan will be secured by all accounts receivables of Saztec, now owned or hereafter existing, notwithstanding the 80% of qualified accounts receivable basis for making advances, and by all inventory, machinery, equipment, furniture, fixtures and all common stock of all subsidiaries of Saztec now owned or hereafter acquired or created.

5. Saztec will continue to maintain a lockbox for the receipt of all accounts receivable payments over which this bank has sole access and also a cash collateral account with this bank into which all accounts receivable payments will be deposited.

6. All advances under the Authority to Loan shall bear interest per annum at 4% over this bank's prime rate of interest adjusted daily. For purposes hereof, this bank's prime rate of interest shall be that rate of interest which it states from time to time, to be its prime rate of interest.

7. Each extension of credit under the Authority to Loan shall be subject in the sole discretion of this bank, to the occurrence of no adverse material change in
(i) the financial condition of Saztec or (ii) the aging or collectability of its accounts receivables.

8. This bank must at all times have a first priority perfected security interest in all personal property of Saztec and all proceeds of all the foregoing and all common stock of all subsidiaries of Saztec.

9. At all times, the consolidated net worth of Saztec must be at least equal to $500,000, the calculation of such to be performed in accordance with generally accepted accounting principals, consistently applied.

10. At all times, the ratio of consolidated total indebtedness to consolidated net worth shall not exceed 8.00:1, the calculation of such to be performed in accordance with generally accepted accounting principals, consistently applied.

11. Saztec must provide this bank with monthly financial statements and accounts receivable listing and agings and a borrowing base certificate in form and substance acceptable to this bank not later than twenty (20) days following the end of each month certified by borrower. Such financial statements to include, at a minimum, a balance sheet and an income statement. Year end statements are to be prepared by a certified public accounting firm acceptable to the Bank and be of an audit quality.


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UMB

12. Should the terms of this letter and any terms of any Promissory Note or Security Agreement executed or continued in conjunction herewith be in conflict, then the terms of any such Note or Security Agreement shall prevail.

13. All documentation evidencing the Authority to Loan and any collateral therefore shall be on this bank's standard forms and must be satisfactory in all respects to this bank and its attorneys.

14. All costs incurred by this bank in extending credit under the Authority to Loan must be paid by Saztec.

15. This letter supersedes any and all prior agreements, whether written or verbal, between Saztec and this bank relating to the subject matter hereof except existing Promissory Notes, Security Agreements and financing statements. By signing below, you and this bank agree that there are no unwritten agreements between us relating to the transactions proposed hereunder.

16. STATUTORY STATEMENT MADE PURSUANT TO MO. REV. STAT. 432.045. Oral agreements or commitments to loan money, extend credit or to forebear from enforcing payment of a debt, including promises to extend or renew such debt, are not enforceable. To protect Saztec International, Inc. and to protect UMB Bank, n.a. from misunderstanding or disappointment, any agreements we reach concerning such matter are contained in this letter and the documents referred to herein, which are the complete and exclusive statements of the agreement between us, except as we may later agree in writing to modify it.

If you agree to the above terms and conditions, kindly acknowledge the same by signing in the space provided for that purpose below and return the original of this letter to the undersigned not later than July 7, 1997.

Sincerely,

UMB Bank, n.a.


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UMB

By: /s/ TRAVIS J. BURNS
   -----------------------------
Travis J. Burns, Assistant Vice President

The undersigned hereby acknowledges and agrees to all the terms and conditions stated in the foregoing letter.

SAZTEC INTERNATIONAL, INC.

By: /s/ GARY ABERNATHY
   -----------------------------
Gary N. Abernathy, President

Dated:    July 1, 1997

ADVANCED AUTOMATION ASSOCIATES, INC.

By: /s/ GARY ABERNATHY
   ----------------------------
Gary N. Abernathy, President

Dated:    July 1, 1997


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UMB
B A N K
UMB BANK n.a.
BANKING CENTER
1010 GRAND BLVD.
KANSAS CITY MO  64106
"Lender"

BORROWER

SAZTEC INTERNATIONAL, INC.,
ADVANCED AUTOMATION ASSOCIATES, INC.
43 MANNING RD.
BILLERICA, MA 01821

UMB 2020300 (R 6/93) All States

UMB MASTER NOTE

OFFICER INITIALS  TJB
INTEREST RATE 12.500%
PRINCIPAL AMOUNT/CREDIT LIMIT $270,000.00
FUNDING DATE 07/01/97
MATURITY DATE 10/01/97
CUSTOMER NUMBER 3904321
LOAN NUMBER 82658

    FOR VALUE RECEIVED, the undersigned Borrower (the 'Undersigned" means each maker and each endorser, and If more than one, each shall be jointly and severally liable hereunder) promises to pay to the order of Lender, at the offices set forth above or at such other place as the holder hereof may from time to time designate in writing, ON DEMAND, but if no Demand, on OCTOBER 1, 1997, the principal amount of TWO HUNDRED SEVENTY THOUSAND AND NO/1OO DOLLARS ($270,000.00), or such other lesser amount as shall be noted as the Unpaid Principal Balance on the Schedule of Disbursements and Payments of Principal included herein or attached hereto pursuant to the authority set forth herein, together with Interest on the unpaid principal balance hereof from time to time outstanding from date(s) of disbursement(s) until Maturity (as herein defined) at the rate (the "Loan Interest Rate") indicated below: Daily Variable Rate. From the date hereof until the first Adjustment Date (as herein defined) the Loan Interest Rate shall be TWELVE AND 500/1000 percent ( 12. 500 %) per annum. The Loan Interest Rate shall be adjusted each day to a rate equal to FOUR AND NO/1000 percentage points ( 4. 000 %) Above the Index Rate (as herein defined) in effect as of that day. The Lender's Index Rate for this Note shall be defined as: UMB BANK, n.a. PRIME RATE.

     Accrued interest shall be payable Monthly. The term "Maturity' shall mean OCTOBER 1, 1997, or any earlier date on which payment hereunder is due pursuant to any demand or acceleration rights provided in this Note. The term "Index Rate", if applicable to this Note, shall mean that rate of interest per annum determined from time to time by Lender as its base or index rate for loans to commercial borrowers. Such base or index rate does not necessarily reflect the rate that Lender charges its best or most creditworthy customers. If the Lender is precluded by law or otherwise from using the above base


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or index rate, the term "index Rate" shall mean that substitute index rate selected by Lender in place of its base or index rate, which substitute Index rate shall be comparable to Lender's base or Index rate provided for herein.

 Interest hereunder shall be computed on the basis of days elapsed and assuming a 360-day year. Each payment received shall be applied first to accrued interest, and then to a reduction of the principal sum and any expense or other sums owed under this Note, or In any other order as determined by Lender in Lender's sole discretion and as permitted by law. Any sum remaining unpaid after Maturity shall thereafter bear interest at a rate (the "Default Interest Rate") which shall be at all times TWO AND NO/1000 percentage points ( 2.000 %) In excess of the Loan Interest Rate (adjusted, if applicable, as provided above) that would have been applicable but for such Maturity. If not paid at Maturity, interest thereafter shall be compounded monthly.

    The privilege is hereby reserved to prepay without penalty all or any part of the outstanding amount due hereunder at any time prior to Maturity. If at any time prior to Maturity the outstanding principal balance due hereunder is less than the face amount of this Note, the undersigned, or any of them, may from time to time until Maturity request, and Lender may in its sole discretion, make further disbursements hereunder which shall be evidenced by this Note; provided, however, the aggregate amount of all principal amounts outstanding hereunder shall at no time exceed the face amount of this Note; and provided further, that each and every disbursement made under this Note shall be at the Lender's sole discretion, Lender having made no commitment to make any such disbursements. The principal amount due hereunder shall be the last amount stated to be the Unpaid Principal Balance on the Schedule of Disbursements and Payments of Principal, and the undersigned hereby authorizes any officer of the Lender to make notations on the Schedule of Disbursements and Payments of Principal from time to time to evidence payments and disbursements hereunder. The Lender is hereby directed by the undersigned to credit all future disbursements, if any, under this Note to account number(s) carried on the books of Lender In the name(s) of SAZTEC INTERNATIONAL; INC., ADVANCED AUTOMATION ASSOCIATES, INC. and the undersigned agrees that the Lender or holder hereof may make disbursements, at its discretion, upon oral or written instructions of any of the undersigned, or any other person(s) authorized by any of the undersigned.

    Notwithstanding anything contained herein to the contrary, in no event shall interest accrue under this Note, before or after Maturity, at a rate in excess of the highest rate permitted by applicable law, and if Interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof shall be paid, then the excess shall constitute a payment of, and be applied to, the principal balance hereof, or at Lender's option, shall be repaid to the undersigned.

    The undersigned warrants and represents that all proceeds of the loan evidenced by this Note are to be used solely for business or agricultural purposes, and not for personal, family or household purposes. The undersigned agrees that If the proceeds are to be used for agricultural purposes, such proceeds will be used only for the specific operating purposes described to Lender by the undersigned, and not for the acquisition of fixed assets or capital expenditures. No collateral security securing this Note will be sold unless Lender is first notified and approves in writing of such sale.


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    As security for payment of all amounts due under this Note and all renewals and extensions hereof, and for the payment of all other present or future indebtedness and obligations to the Lender of any party liable hereon, however and whenever created, arising or evidenced, direct or indirect, contingent, secured, unsecured, matured or not yet due, the undersigned pledges and grants to Lender a lien and security Interest In all indebtedness of Lender to any of the undersigned, including (without limitation) any moneys, credit balances or deposits (general or special) due from or standing on deposit with the Lender, which belongs to, is in the name of, or is subject to withdrawal by, any party liable hereon, whether now existing or hereafter arising or deposited, and in all items, moneys, instruments, certificates of deposit, securities and other personal property of or In the name of any of the undersigned now or hereafter in the possession or control of, or in transit to, the Lender for any purpose and in any capacity (but excluding however from the foregoing any accounts or deposits held in or by any trust qualified under sections 401 (a) or 408 of the Internal Revenu Lender's rights of setoff. This Note may also be secured by other collateral in which the undersigned or others may have granted a security interest or lien to Lender, Including, without limitation, the following: ALL ACCOUNTS RECEIVABLE, INVENTORY, MACHINERY, EQUIPMENT, FURNITURE AND FIXTURES AS FURTHER DESCRIBED IN SECURITY AGREEMENTS DATED 4-7-92, 9-25-92 AND 2-15-93. ALL STOCK CERTIFICATES, BONDS, RECEIPTS, CONFIRMATION AND SIMILAR DOCUMENTS AS FURTHER DESCRIBED IN SECURITY AGREEMENTS DATED 9-25-92 AND 12-15-94. ALL COMMISSION RECEIVABLES AS FURTHER DESCRIBED IN SECURITY AGREEMENT DATED 10-8-93.

    All security interests and liens granted to the Lender by the undersigned, together with all other provisions relating thereto, shall be deemed a continuing agreement and shall continue in full force and effect (and Lender may retain any and all of the aforesaid collateral security and proceeds thereof, irrespective of the payment in full of the indebtedness evidenced by this Note) until all Indebtedness secured thereby has been repaid and performed in full. It Is intended that the above security interests and liens secure all of each of the undersigned's existing end future indebtedness to Lender of all types and nature, including indebtedness unrelated or dissimilar to the indebtedness evidenced by this Note. If this Note Is secured by mortgage(s) or deed(s) of trust, such mortgage(e) or deed(s) of trust is dated and Is a lien on real property described therein, located In the State of ________________________ and, if previously recorded, recorded as Document Number Inwith the ________________________________ of Deeds of County,
________________________________________ . The undersigned agrees to give to
Lender upon Lender's request, from time to time, such other and further security as Lender, in its sole discretion, may deem necessary or appropriate, such additional security to become collateral security for this Note under the provisions hereof.Presentment, demand, notice of nonpayment, dishonor, protest, notice of protest, notice of dishonor or default, and any and all lack of diligence and suit are hereby waived by all parties liable hereon. The undersigned and each endorser, guarantor, surety or other person who may now or hereafter be liable for the payment of this Note, by executing, endorsing, guaranteeing or assuming this Note, Jointly and severally consent and agree to all of the terms and conditions herein, and without limitation of the foregoing and without affecting their liabilities hereunder or under any other document or Instrument, agree and consent without further notice to (i) all renewals, deferrals, extensions and modifications hereof, (ii) the impairment, alteration, compromise, acceleration, extension or change in the time or manner of the payment of any of the undersigned's indebtedness to Lender, (lit) the impairment, substitution, exchange or release at any time of alt or any part of any collateral security or any guaranty for this Note, (iv) the release of, or impairment of, the right of recourse against, any of the undersigned or any endorser, guarantor, surety or any other person now or hereafter liable herein, iv) the substitution of extension or renewal notes for this Note, and (vii the modification of any terms hereof or of any mortgage, deed of trust or other agreement now or hereafter given in connection with or as security for this Note. To the full extent (If any) permitted by applicable law, the undersigned agrees to pay, and to Indemnify the Lender from and against, all costs, charges, expenses, judgments, fines, penalties, collection agency fees and reasonable attorneys' fees incurred by the holder In: (a) collecting this Note; (b) enforcingrights with respect to or realizing upon any collateral security therefor', (c) defending any action brought against the Lender with respect to this Note, say matter relating thereto or to any relationship or transaction between Lender and any cable law, the undersigned agrees to pay, and to Indemnify the Lender from and against, all costs, charges, expenses, judgments, fines, penalties, collection agency fees and reasonable attorneys' fees incurred by the holder In: (a) collecting this Note; (b) enforcing rights with respect to or realizing upon any collateral security therefor', (c) defending any action brought against the Lender with respect to this Note, say matter relating thereto or to any relationship or transaction between Lender and any of the undersigned; or (d) complying with, or failing to comply with, any Environmental Regulations (as herein defined) including abatement and cleanup costs. Any sums paid by the holder for any such expenses shall be immediately due and payable by the undersigned and shall bear interest at the rate then applicable to any outstanding principal hereunder from the date advanced until paid. The occurrence of any of the following shall constitute an "Event of Default": (i) default in the payment of any sum due hereunder, or in the payment or performance of any other obligation of any of the undersigned to Lender or the occurrence of any default by any of the undersigned pursuant to any obligation or undertaking under any security agreement, assignment, pledge agreement, deed of trust, mortgage or other instrument or document governing or relating to the indebtedness evidenced hereby or granting or providing for a security interest, pledge or other lien as security for any obligations of any of the undersigned to Lender [including, but not limited to, the indebtedness evidenced by this Note); (ii) the occurrence of any adverse development with respect to the financial condition of any of the undersigned or any other person or entity ("Guarantor') who Is directly or indirectly liable for any of indebtedness evidenced by this Note, which materially affects the ability of any of the undersigned or such Guarantor to perform their respective obligations to Lender; (iii) any material representation or warranty made by any of the undersigned or any Guarantor to Lender being untrue, inaccurate or Incomplete as of the day it was made or given; (iv) the death, dissolution or termination of existence of any of the undersigned or any Guarantor or the failure of


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any of the undersigned or any Guarantor to pay debts as they mature, the appointment of a receiver for any part of the property of any of the undersigned or any Guarantor, an assignment for the benefit of creditors by any of the undersigned or any Guarantor, or the commencement of any proceedings under bankruptcy or insolvency laws by or against any of the undersigned or any Guarantor; (v] a levy, attachment, restraint or other legal process filed against any of the undersigned or any Guarantor or any collateral security securing this Note; (vi) as a result of its reasonable determination that any collateral security given for this Note is impaired or has a value insufficient to adequately secure the obligations of the undersigned secured thereby, Lender has requested additional collateral and such additional collateral has not been promptly provided by the undersigned or a Guarantor, of a type and in the manner satisfactory to Lender', (vii) that subsequent to the date of this Note (or any predecessor note[s) for which this Note constitutes a renewal, extension or refinancing) there has occurred "Change of Control" in any of the undersigned that is a Corporation or Partnership (for purposes of this Note, a "Change of Control" is deemed to have occurred upon the transfer, directly or indirectly, in one or more transactions, of any general partnership interest or of TEN AND NO/1,000 percentage points ( 10. 000 %) or more of any class of voting stock of a corporation or the right to vote or control such stock or partnership interest, or if the percentage of a corporation's issued and outstanding shares that are held by any one shareholder changes (for any reason) by more than TEN AND NO/1000 percentage points (10.000 %)) or (viii) Lender has deemed itself insecure with respect to the Undersigned's indebtedness under this Note or with respect to any of the undersigned's other obligations to Lender.

    Upon the occurrence of any Event of Default, Lender may, at its sole option and without limitation on the demand feature of this Note and without notice or demand: (A) declare the entire principal sum owed hereunder and all other indebtedness of the undersigned to Lender, immediately due and payable; (B) appropriate and apply toward the payment of the undersigned's obligations to Lender (including, but not limited to, the indebtedness evidenced by this Note), in such order of application as it elects, any or all balances, credits, deposits, accounts or moneys of or in the name of any of the undersigned then or thereafter with Lender in any capacity; and (C) exercise, in addition to all other rights hereunder or under any other applicable agreements and instruments, its rights under applicable law, including those of a secured party under the Uniform Commercial Code of the state in which Lender's office identified above is located. Upon the occurrence of an Event of Default described in clause (iv} of the immediately preceding paragraph, this Note shall automatically and immediately become due and payable without notice or demand. The failure of the Lender to exercise any option or right or remedy shall not preclude the Lender from exercising any other right or remedy Lender may be entitled to exercise upon the occurrence of any Event of Default hereunder, and shall not constitute a waiver of such option or any other right at any time thereafter. Lender's acceptance of a partial payment of any sum due hereunder after any Event of Default or after Maturity, shall not rescind, waive or otherwise affect any such Event of Default or Maturity or any acceleration or any other exercise by Lender of any of its rights hereunder or under any other documents or applicable law. The undersigned agrees that time is of the essence. If any provision of


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this Note violates the law or is unenforceable, the other provisions of this
Note shall remain valid.

    The undersigned shall furnish to Lender such information and reports regarding any collateral security, the undersigned's financial condition and operations. and such other matters as Lender may from time to time reasonably request. Specifically, and without limitation on the foregoing, the undersigned shall provide to Lender upon reasonable request, current financial statements for each of the undersigned and each Guarantor including, but not limited balance sheets and profit and loss statements.

    The undersigned shall comply with all federal, state and local laws, statutes, rules, regulations, standards. ordinances and orders pertaining to the environment, hazardous substances, pollutants or contaminants ("Environmental Regulations") and shall immediately deliver to Lender copies of any notice or other communication received by any of the undersigned alleging a violation of, or a failure to maintain any permit or license required by, any Environmental Regulations. The undersigned covenants, represents and warrants to Lender that any property now or hereafter or previously owned or operated by any of the undersigned, has not been, and will not be, used by any of the undersigned, or to the best knowledge and belief of each of the undersigned, by any prior owner or operator, to refine, produce. store, handle, process or transport any hazardous substance. pollutant or contaminant except In full compliance with applicable Environmental Regulations, and that any substance disposed of off-site by any of the undersigned have been. and will be, disposed of in accordance with all applicable Environmental Regulations.

    The loan evidenced hereby has been made, and this Note has been delivered, at Lender's office at the address indicated above, and such loan, this Note and the rights, obligations and remedies of Lender and the undersigned shall be governed by and construed in accordance with the laws of the state in which Lender's office identified above is located. All obligations of the undersigned, an the rights, powers and remedies of Lender, expressed herein shall be in addition to, and not in limitation of, those provided by law or in any written agreements or instruments (other than this Note) relating to any obligation of any of the undersigned to Lender, the loan evidenced by this Note or any collateral security. Borrower shall not a) voluntarily transfer any assets into trust or, b) if already owned in trust, shall not voluntarily transfer title to such trust assets to any other person or entity, without giving Lender at least 30 days prior written notice thereof,

    It is the intent hereof that each of the undersigned (if more than one) remain liable as principal until the full amount of all indebtedness evidenced by this Note has been paid, notwithstanding any act, omission or event that might otherwise operate as a legal or equitable discharge or defense with respect to any of the undersigned.

    No setoff or counterclaim of any kind claimed by any person liable under this Note shall stand as a defense to the enforcement of this Note against any such person, it being agreed that any such setoff or counterclaim must be maintained by separate suit.

    The undersigned and Lender hereby agree to trial by court and Irrevocably waive Jury trial In any action or proceeding (Including, but not limited to, any counterclaim) arising out of or In any way relating to or connected to this Note, any relationship or transaction between any of the undersigned and Lender, the origination, administration or enforcement of the Indebtedness evidenced or secured by this Note, or any other matter, Additional Terms:

UMB
B A N K

October 7, 1997

Mr. Gary Abernathy, President
Saztec International, Inc.
43 Manning Road
Billerica, Massachusetts 01821

Dear Mr. Abernathy:

As you know, the Authority to Loan previously extended to Saztec International, Inc. and all of its subsidiaries ("Saztec") by this bank expired on October 1, 1997. Tom O'Loughlin had requested that this bank's Discount Committee consider continuing to extend a revolving credit facility to Saztec.

The Discount Committee of UMB Bank, n.a. has considered your request and approved an Authority to Loan (the "Authority to Loan") on the terms and conditions set forth in this letter.

1. UMB Bank, n.a. hereby extends to Saztec an Authority to Loan in the initial amount of $270,000. Furthermore, the Authority to Loan will decrease $10,000 on the first of each month beginning November 1, 1997.

Any remaining outstanding balance is payable in full on April 1, 1998. The above listed amount will be available provided that the outstanding principal amount of all advances under such Authority to Loan at no time exceeds an amount equal to 70% of Saztec's qualified accounts receivable. Qualified accounts receivable shall have the meaning as set forth in a Security Agreement to be executed by Saztec.

2. All advances under the Authority to Loan will be evidenced by a Master Revolving Note on this bank's standard form. Such Note shall be payable not later than April 1, 1998. Accrued interest will be due and payable monthly.

3. All advances under the Authority to Loan are subject to Saztec being in full and complete compliance with all terms and conditions stated in this letter at the time of each such advance and the continuation of extensions of credit are subject to Saztec being in full compliance with all terms hereof at all times.

4. All advances under the Authority to Loan will be secured by all accounts receivables of Saztec, now owned or hereafter existing, notwithstanding the 70% of qualified accounts receivable basis for making advances, and by all inventory, machinery, equipment, furniture, fixtures and all common stock of all subsidiaries of Saztec now owned or hereafter acquired or created.

5. Saztec will continue to maintain a lockbox for the receipt of all accounts receivable payments over which this bank has sole access and also a cash collateral account with this bank into which all accounts receivable payments will be deposited.

6. All advances under the Authority to Loan shall bear interest per annum at 4% over this bank's prime rate of interest adjusted daily. For purposes hereof, this bank's prime rate of interest shall be that rate of interest which it states from time to time, to be its prime rate of interest.

7. Each extension of credit under the Authority to Loan shall be subject in the sole discretion of this bank, to the occurrence of no adverse material change in
(i) the financial condition of Saztec or (ii) the aging or collectability of its accounts receivables.

8. This bank must at all times have a first priority perfected security interest in all personal property of Saztec and all proceeds of all the foregoing and all common stock of all subsidiaries of Saztec.

9. At all times, the consolidated net worth of Saztec must be at least equal to $500,000, the calculation of such to be performed in accordance with generally accepted accounting principals, consistently applied.

10. At all times, the ratio of consolidated total indebtedness to consolidated net worth shall not exceed 8.00:1, the calculation of such to be performed in accordance with generally accepted accounting principals, consistently applied.

11. Saztec must provide this bank with monthly financial statements and accounts receivable listing and agings and a borrowing base certificate in form and substance acceptable to this bank not later than twenty (20) days following the end of each month certified by borrower. Such financial statements to include, at a minimum, a balance sheet and an income statement. Year end statements are to be prepared by a certified public accounting firm acceptable to the Bank and be of an audit quality.

12. Should the terms of this letter and any terms of any Promissory Note or Security Agreement executed or continued in conjunction herewith be in conflict, then the terms of any such Note or Security Agreement shall prevail.

13. All documentation evidencing the Authority to Loan and any collateral therefore shall be on this bank's standard forms and must be satisfactory in all respects to this bank and its attorneys.

14. All costs incurred by this bank in extending credit under the Authority to Loan must be paid by Saztec.

15. This letter supersedes any and all prior agreements, whether written or verbal, between Saztec and this bank relating to the subject matter hereof except existing Promissory Notes, Security Agreements and financing statements. By signing below, you and this bank agree that there are no unwritten agreements between us relating to the transactions proposed hereunder.

16. STATUTORY STATEMENT MADE PURSUANT TO MO. REV. STAT. 432.045. Oral agreements or commitments to loan money, extend credit or to forebear from enforcing payment of a debt, including promises to extend or renew such debt, are not enforceable. To protect Saztec International, Inc. and to protect UMB Bank, n.a. from misunderstanding or disappointment, any agreements we reach concerning such matters are contained in this letter and the documents referred to herein, which are the complete and exclusive statements of the agreement between us, except as we may later agree in writing to modify it.

If you agree to the above terms and conditions, kindly acknowledge the same by signing in the space provided for that purpose below and return the original of this letter to the undersigned.

Sincerely,

UMB Bank, n.a.

By: /s/ TRAVIS J. BURNS
   ----------------------------
Travis J. Burns, Assistant Vice President

The undersigned hereby acknowledges and agrees to all the terms and conditions stated in the foregoing letter.

SAZTEC INTERNATIONAL, INC.

By: /s/ GARY N. ABERNATHY
   ----------------------------
Gary N. Abernathy, President

Dated: October 7, 1997

ADVANCED AUTOMATION ASSOCIATES, INC.

By: /s/ GARY N. ABERNATHY
   ----------------------------
Gary N. Abernathy, President

Dated: October 7, 1997



UMB 2020300 (R 6/93) All States

UMB                                     SAZTEC INTERNATIONAL, INC.
BANK                                    ADVANCED AUTOMATION ASSOCIATES, INC.                     UMB
1010 GRAND BLVD.                        43 MANNING RD.                                           MASTER
KANSAS CITY MO 64106                    BILLERICA, MA 01821                                      NOTE
"Lender"                                                                                         ** SEE ATTACHED ADDENDUM

OFFICER INITIALS    INTEREST RATE      PRINCIPAL AMOUNT /CREDIT LIMIT    FUNDING DATE     MATURITY DATE      CUSTOMER NUMBER
TJB                 12.500%            $270,000.00                       10/07/97         04/01/98           3904321

FOR VALUE RECEIVED, the undersigned Borrower (the 'Undersigned' means each maker and each endorser, and If more than one, each shall be jointly and severally liable hereunder) promises to pay to the order of Lender, at the offices set forth above or at such other place as the holder hereof may from time to time designate in writing, ON DEMAND, but if no Demand, on APRIL 1, 1998 the principal amount of TWO HUNDRED SEVENTY THOUSAND AND NO /100 ** DOLLARS ($ 270,000.00 ** ), or such other lesser amount as shall be noted as the Unpaid Principal Balance on the Schedule of Disbursements and Payments of Principal included herein or attached hereto pursuant to the authority set forth herein, together with interest on the unpaid principal balance hereof from time to time outstanding from date (s) of disbursement(s) until Maturity (as herein defined) at the rate (the 'Loan Interest Rate') indicated below:

Daily Variable Rate. From the date hereof until the first Adjustment Date (as herein defined) the Loan Interest Rate shall be TWELVE AND 500/1000 to a rate equal to FOUR AND NO/ 1000 percent (12 .500 %) per annum. The Loan Interest Rate shall be adjusted each day FOUR AND NO/1000 percentage points Above the Index Rate (as herein defined) in effect as of that day. The Lender's Index Rate for this Note shall be defined as: UMB BANK, N.A. PRIME RATE. Accrued interest shall be payable Monthly. The term maturity shall mean April 1, 1998, or any earlier date on which payment hereunder is due pursuant to any demand or acceleration rights provided in this Note. The term "Index Rate", if applicable to this Note, shall mean that rate of interest per annum determined from time to time by Lender as its base or Index rate for loans to commercial borrowers. Such base or Index rate does not necessarily reflect the rate that Lender charges its best or most creditworthy customers. If the Lender is precluded by law or otherwise from using the above base or Index rate, the term 'Index Rate' shall mean that substitute index rate selected by Lender in place of Its base or index rate, which substitute Index rate shall be comparable to Lender's base or index rate provided for herein.

Interest hereunder shall be computed on the basis of days elapsed and assuming a 360-day year. Each payment received shall be applied first to accrued interest, and then to a reduction of the principal sum and any expense or other sums owed under this Note, or in any other order as determined by Lender In Lender's sole discretion and as permitted by law. Any sum remaining unpaid after Maturity shall thereafter bear interest at a rate (the 'Default Interest Rate') which shall be at all times TWO AND NO/1000 percentage points (2.000%) in excess of the Loan

Interest Rate (adjusted, if applicable, as provided above that would have been applicable but for such Maturity. If not paid at Maturity, interest thereafter shall be compounded monthly.

The privilege is hereby reserved to prepay without penalty all or any part of the outstanding amount due hereunder at any time prior to Maturity. If at any time prior to Maturity the outstanding principal balance due hereunder is less than the face amount of this Note, the undersigned, or any of them, may from time to time until Maturity request, and Lender may in its sole discretion, make further disbursements hereunder which shall be evidenced by this Note; provided, however, the aggregate amount of all principal amounts outstanding hereunder shall at no time exceed the face amount of this Note; and provided further, that each and every disbursement made under this Note shall be at the Lender's sole discretion, Lender having made no commitment to make any such disbursements. The principal amount due hereunder shall be the last amount stated to be the Unpaid Principal Balance on the Schedule of Disbursements and Payments of Principal, and the undersigned hereby authorizes any officer of the Lender to make notations on the Schedule of Disbursements and Payments of Principal from time to time to evidence payments and disbursements hereunder. The Lender is hereby directed by the undersigned to credit all future disbursements, If any, under this Note to account number(s)carried on the books of Lender in the name(s) of SAZTEC INTERNATIONAL, INC., ADVANCED AUTOMATION ASSOCIATES, INC., and the undersigned agrees that the Lender or holder hereof may make disbursements, at its discretion, upon oral or written instructions of any of the undersigned, or any other person(s) authorized by any of the undersigned. Notwithstanding anything contained herein to the contrary, in no event shall interest accrue under this Note, before or after Maturity, at a rate in excess of the highest rate permitted by applicable law, and If interest (including any charge or fee hold to be interest by a court of competent jurisdiction) in excess thereof shall be paid, then the excess shall constitute a payment of, and be applied to, the principal balance hereof, or at Lender's option, shall be repaid to the undersigned.

The undersigned warrants and represents that all proceeds of the loan evidenced by this Note are to be used solely for business or agricultural purposes, and not for personal, family or household purposes. The undersigned agrees that if the proceeds are to be used for agricultural purposes, such proceeds will be used only for the specific operating purposes described to Lender by the undersigned, and not for the acquisition of fixed assets or capital expenditures. No collateral security securing this Note will be sold unless Lender is first notified and approves in writing of such sale.

As security for payment of all amounts due under this Note and all renewals and extensions hereof, and for the payment of all other present or future indebtedness and obligations to the Lender of any party liable hereon, however and whenever created, arising or evidenced, direct or indirect, contingent, secured, unsecured, matured or not yet due, the undersigned pledges and, grants to Lender a lien and security interest in all indebtedness of Lender to any of the undersigned, including (without limitation) any moneys, credit balances or deposits (general or special) due from or standing on deposit with the Lender, which belongs to, is in the name of, or is subject to withdrawal by, any party liable hereon, whether now existing or hereafter arising or deposited, and in all items, moneys, instruments, certificates of deposit. securities and other personal property of or in the name of any of the undersigned now or hereafter in the possession or control of, or in transit to, the Lender for any purpose and in any capacity (but excluding however from the foregoing any accounts or deposits held in or by any trust qualified under sections 401 (a) or 408 of the Internal Revenue Code of 1986), including all proceeds and products thereof and all accessions and accruals thereto and all dividends, rights, payments, shares and property received in respect thereto, the undersigned further agreeing that the aforesaid indebtedness (if any) of Lender to any of the undersigned may, at any time that all or any part of this Note remains unpaid (whether before or after Maturity), be held or applied to the payment of 'this Note by the holder hereof. Nothing herein shall in any way limit any of Lender's rights of setoff. This Note may also be secured by other collateral in which the undersigned or others may have granted a security interest or lien to Lender, including, without limitation, the following:

ALL ACCOUNTS RECEIVABLE & INVENTORY AS FURTHER DESCRIBED IN SECURITY AGREEMENT DATED 10-7-97, EQUIPMENT, FURNITURE & FIXTURES AS FURTHER DESCRIBED IN SECURITY AGREEMENTS DATED 4-7-92, 9-25-92, & 2-15-93. ALL STOCK CERTIFICATES, BONDS, RECEIPTS, CONFIRMATIONS AND SIMILAR DOCUMENTS AS FURTHER DESCRIBED IN SECURITY AGREEMENTS DATED 9-25-92 & 12-15-94. ALL COMMISSION RECEIVABLES AS FURTHER DESCRIBED IN SECURITY AGREEMENT DATED 10-8-93.

All security Interests and liens granted to the Lender by the undersigned, together with all other provisions relating thereto, shall be deemed a continuing agreement and shall continue in full force and effect (and Lender may retain any and all of the aforesaid collateral security and proceeds thereof, irrespective of the payment in full of the indebtedness evidenced by this Note) until all indebtedness secured thereby has been repaid and performed in full. It is intended that the above security interests and liens secure all of each of the undersigned's existing and future indebtedness to Lender of all types and nature, including indebtedness unrelated or dissimilar to the indebtedness evidenced by this Note. If this Note is secured by mortgage(s) or deed(s) of trust, such mortgage(s) or deed (s) of trust is dated ___and is a lien on real property described therein, located in the State of ___ and, if previously recorded; recorded as Document Number ___ in ___with the ___ Deeds of County,___ The undersigned agrees to give to Lender upon Lender's request, from time to time, such other and further security as Lender, in its sole discretion may deem necessary or appropriate, such additional security to become collateral security for this Note under the provisions hereof.

Presentment, demand notice of nonpayment, dishonor, protest, notice of protest, notice of dishonor or default, and any and all lack of diligence and suit are hereby waived by all parties liable hereon. The undersigned and each endorser, guarantor, surety or other person who may now or hereafter be liable for the payment of this Note, by executing, endorsing, guaranteeing or assuming this Note, jointly and severally consent and agree to all of the terms and conditions herein, and without limitation of the foregoing and without affecting their liabilities hereunder or under any other document or instrument, agree and consent without further 'notice to (i) all renewals', deferrals, extensions and modifications hereof, (ii) the impairment, alteration, compromise, acceleration, extension or change in the time or manner of the payment of any of the undersigned's indebtedness to Lender, (iii) the impairment, substitution, exchange or release at any time of all or any part of any collateral security, or any guaranty for this Note, (iv) the release of, or impairment of, the right of recourse against, any of the undersigned or any endorser, guarantor, surety or any other person now or hereafter, liable herein, (v) the substitution of extension or renewal notes for this Note, and (vi) the modification of any terms hereof or of any mortgage, deed of trust or other agreement now or hereafter given in connection with or as security for this Note.

To the full extent (if any) permitted by applicable law, the undersigned agrees to pay, and to indemnify the Lender from and against, all costs, charges, expenses, judgments, fines, penalties, collection agency fees and reasonable attorneys' fees Incurred by the holder in: (a) collecting this Note; (b) enforcing rights with respect to or realizing upon any collateral security therefor; (c) defending any action brought against the Lender with respect to this Note, any matter relating thereto or to any relationship or transaction between Lender and any of the undersigned; or (d) complying with, or falling to comply with, any Environmental Regulations (as herein defined) including abatement and cleanup costs. Any sums paid by the holder for any such expenses shall be immediately due and payable by the undersigned and shall bear interest at the rate then applicable to any outstanding principal hereunder from the date advanced until paid. The occurrence of any of the following shall constitute an 'Event of Default': (i) default in the payment of any sum due hereunder, or in the payment or performance of any other obligation of any of the undersigned to Lender or the occurrence of any default by any of the undersigned pursuant to any obligation or undertaking under any security agreement, assignment, pledge agreement, deed of trust, mortgage or other instrument or document governing or relating to the indebtedness evidenced hereby or granting or providing for a security interest, pledge or other lien as security for any obligations of any of the undersigned to Lender (including, but not limited to, the indebtedness evidenced by this Note); (ii) the occurrence of any adverse development With respect to the financial condition of any of the undersigned or any other person or entity Guarantor') who is directly or indirectly liable for any of indebtedness evidenced by this Note, which materially affects the ability of any of the undersigned or such Guarantor to perform their respective obligations to Lender; (iii) any material representation or warranty made by any of the undersigned or any Guarantor to Lender being untrue, inaccurate or incomplete as of the day it was made or given; (iv) the death, dissolution or termination of existence of any of the undersigned or any Guarantor or the failure of any of the undersigned or any Guarantor to pay debts as they mature, the appointment of a receiver for any part of the property of any of the undersigned or any Guarantor, an assignment for the benefit of creditors by any of the undersigned or any Guarantor, or the commencement of any proceedings under bankruptcy or insolvency laws by or against any of the undersigned or any Guarantor; (v) a levy, attachment, restraint or other legal process filed against any of the undersigned or any Guarantor or any collateral security securing this Note; (vi) as a result of its reasonable determination that any collateral security given for this Note is impaired or has a value insufficient to adequately secure the obligations of the undersigned secured thereby, Lender has requested additional collateral and such additional collateral has not been promptly provided by the undersigned or a Guarantor, of a type and in the manner satisfactory to Lender;
(vii) that subsequent to the date of this Note (or any predecessor note(s) for which this Note constitutes a renewal, extension or refinancing) there has occurred a 'Change of Control' in any of the undersigned that is a Corporation or Partnership (for purposes of this Note, a 'Change of Control' is deemed to have occurred upon the transfer, directly or indirectly, in one or more transactions, of any general partnership interest or of TEN AND NO/1000 percentage points (10.000%) or more of any class of voting stock of a corporation or the right to vote or control such stock or partnership interest, or if the percentage of a corporation's issued and outstanding shares that are held by any one shareholder changes (for any reason)by TEN AND NO/1000 percentage points (10.000%) or (viii) Lender has deemed itself insecure with respect to the undersigned's indebtedness under this Note or with respect to any of the undersigned's other obligations to Lender.

Upon the occurrence of any Event of Default, Lender may, at its sole option and without limitation on the demand feature of this Note and without notice or demand: (A) declare the entire principal sum owed hereunder and all other indebtedness of the undersigned to Lender, immediately due and payable; (B) appropriate and apply toward the payment of the undersigned's obligations to Lender (including, but not limited to, the indebtedness evidenced by this Note), in such order of application as it elects, any or all balances, credits, deposits, accounts or moneys of or in the name of any of the undersigned then or thereafter with Lender in any capacity; and (C) exercise, in addition to all other rights hereunder or under any other applicable agreements and Instruments, its rights under applicable law, including those of a secured party under the Uniform Commercial Code of the state in which Lender's office identified above is located. Upon the occurrence of an Event of Default described in clause (iv)) of the immediately preceding paragraph, this Note shall automatically and immediately become due and payable without notice or demand. The failure of the Lender to exercise any option or right or remedy shall not preclude the Lender from exercising any other right or remedy Lender may be entitled to exercise upon the occurrence of any Event of Default hereunder, and shall not constitute a waiver of such option or any other right at any time thereafter. Lender's acceptance of a partial payment of any sum due hereunder after any Event of Default or after Maturity, shall not rescind, waive or otherwise affect any such Event of Default or Maturity or any acceleration or any other exercise by Lender of any of its rights hereunder or under any other documents or applicable law. The undersigned agrees that time is of the essence. If any provision of this
Note violates the law or is unenforceable, the other provisions of this Note shall remain valid.

The undersigned shall furnish to Lender such information and reports regarding any collateral security, the undersigned's financial condition and operations, and such other matters as Lender may from time to time reasonably request. Specifically, and without limitation on the foregoing, the undersigned shall provide to Lender upon reasonable request, current financial statements for each of the undersigned and each Guarantor including, but not limited to, balance sheets and profit and loss statements.

The undersigned shall comply with all federal, state and local laws, statutes, rules, regulations, standards, ordinances and orders pertaining to the environment, hazardous substances, pollutants or contaminants ("Environmental Regulations") and shall immediately deliver to Lender copies of any notice or other communication received by any of the undersigned alleging a violation of, or a failure to maintain any permit or license required by, any Environmental Regulations. The undersigned covenants, represents and warrants to Lender that any property now or hereafter or previously owned or operated by any of the undersigned, has not been, and will not be, used by any of the undersigned, or to the best knowledge and belief of each of the undersigned, by any prior owner or operator, to refine, produce, store, handle, process or transport any hazardous substance, pollutant or contaminant except in full compliance with all applicable Environmental Regulations, and that any substance disposed of off-site by any of the undersigned have been, and will be, disposed of in accordance with all applicable Environmental Regulations.

The loan evidenced hereby has been made, and this Note has been delivered, at Lender's office at the address indicated above, and such loan, this Note and the rights, obligations and remedies of Lender and the undersigned shall be governed by and construed in accordance with the laws of the state in which Lender's office identified above is located. All obligations of the undersigned, and the rights, powers and remedies of Lender, expressed herein shall be in addition to, and not in limitation of, those provided by law or in any written agreements or instruments (other than this Note) relating to any obligation of any of the undersigned to Lender, the loan evidenced by this Note or any collateral security. Borrower shall not a) voluntarily transfer any assets Into trust or,
b) if already owned In trust, shall not voluntarily transfer title to such trust assets to any other person or entity, without giving Lender at least 30 days prior written notice thereof.

It is the intent hereof that each of the undersigned (if more than one) remain liable as principal until the full amount of all indebtedness evidenced by this Note has been paid, notwithstanding any act, omission or event that might otherwise operate as a legal or equitable discharge or defense with respect to any of the undersigned.

No setoff or counterclaim of any kind claimed by any person liable under this Note shall stand as a defense to the enforcement of this Note against any such person, it being agreed that any such setoff or counterclaim must be maintained by separate suit.

The undersigned and Lender hereby agree to trial by court and irrevocably waive jury trial in any action or proceeding (including, but not limited to, any counterclaim) arising out of or in any way relating to or connected to this Note, any relationship or transaction between any of the undersigned and Lender, the origination, administration or enforcement of the indebtedness evidenced or secured by this Note, or any other matter.
Additional Terms:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENTS OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

Borrower: SAZTEC INTERNATIONAL, INC., ADVANCED AUTOMATION ASSOCIATES, INC.

By:/s/ GARY N. ABERNATHY
      -----------------------
Gary N. Abernathy, President
Address:43 MANNING RD., BILLERICA, MA 01821